PARLEX CORPORATION One Parlex Place, Methuen, Massachusetts 01844





                                                               October 30, 1998

Dear Stockholder,

      I am pleased to invite you to attend Parlex Corporation's annual meeting. The meeting will be held on Tuesday, December 1, 1998, at 9:30 a.m. at the Fleet Bank Building, eighth floor, One Federal Street, Boston, Massachusetts.

      As the accompanying notice and proxy statement describe, the only actions scheduled for this year's meeting are (1) the approval of the amendment to the Company's 1989 Employees' Stock Option Plan; and (2) the election of three directors each for a term of three years.

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. ACCORDINGLY, PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

      I look forward to meeting as many of our stockholders as possible and hope you can be present on December 1st.


                                       Sincerely,


                                       /s/ HERBERT W. POLLACK


                                       HERBERT W. POLLACK
                                       Chairman of the Board



                                   Parlex
                                 Corporation


                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of Parlex Corporation:

      The Annual Meeting of Stockholders of Parlex Corporation will be held on the eighth floor of the Fleet Bank Building, One Federal Street, Boston, Massachusetts, on Tuesday, December 1, 1998, at 9:30 a.m. for the following purposes:

      1. to elect three Class I members of the Board of Directors to serve for a period of three years and until their successors are elected and qualified;

      2. to consider and act upon a proposal to amend the Company's 1989 Employees' Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 300,000 shares to an aggregate of 750,000 shares; and

      3. to consider and act upon any other matter that properly comes before the meeting or any adjournment thereof.


                                       By Order of the Board of Directors



                                       JILL POLLACK KUTCHIN
                                       Clerk


Methuen, Massachusetts
October 30, 1998


                             PARLEX CORPORATION

                             PROXY STATEMENT FOR
                ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                              DECEMBER 1, 1998

      This statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Parlex Corporation (the "Company") for use at the Company's Annual Meeting of Stockholders to be held on Tuesday, December 1, 1998, at the time and place set forth in the notice of the meeting, and at any adjournment(s) thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to stockholders is October 30, 1998.

      If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the stockholder. If no instructions are specified with respect to any particular matter to be acted upon, proxies will be voted in favor thereof. Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the meeting, or by giving written notice of revocation to the Clerk of the Company at any time before the proxy is exercised.

      The holders of a majority of the number of shares of common stock issued, outstanding, and entitled to vote are required to be present in person or be represented by proxy at the meeting in order to constitute a quorum for the transaction of business. If a quorum is present, the election of directors will be determined by a plurality of the votes cast.

      The Company will bear the costs of this solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees of the Company (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, facsimile and in person and arrange for brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals at the expense of the Company.

      As of the current date, the management of the Company is not aware of any other matters to be presented for action at the meeting. If any matter other than that described does properly come before the meeting, the individuals named in the enclosed proxy will vote the shares represented thereby in accordance with their best judgment.

      The Company's principal executive offices are located at One Parlex Place (formerly known as 145 Milk Street), Methuen, Massachusetts 01844, telephone number (978) 685-4341.

                      RECORD DATE AND VOTING SECURITIES

      Only stockholders of record at the close of business on October 16, 1998, are entitled to notice of and to vote at the meeting. At the close of business on that date, the Company had outstanding and entitled to vote 4,640,836 shares of Common Stock, par value $.10 per share ("Common Stock"). Each outstanding share of the Company's Common Stock entitles the record holder to one vote.

                            ELECTION OF DIRECTORS

      The Company's Restated Articles of Organization provide for a Board of Directors consisting of seven members divided into three classes and elected by stockholders for staggered terms of three years each. Of the current total of seven directors, three Class I Directors have terms expiring at the 1998 Annual Meeting, two Class II Directors have terms expiring at the 1999 Annual Meeting and two Class III Directors have terms expiring at the 2000 Annual Meeting. The three directors whose terms expire at the 1998 Annual Meeting have been nominated by the Board of Directors for election at such meeting. All of the nominees for director are now Class I members of the Board of Directors. Each Class I Director elected at the 1998 Annual Meeting will serve until the 2001 Annual Meeting of Stockholders or Special Meeting in lieu thereof, and until that director's successor is elected and qualified.

      The individuals named in the enclosed form of proxy will, if so authorized, vote to elect as Class I Directors the persons named below under the caption Class I Director Nominees. The management of the Company is not aware of any reason why the nominees for director would not be able to serve. If any of the nominees are unable to serve, the individuals named in the enclosed form of proxy will vote in favor of such other person as the Board of Directors may at the time recommend. Information regarding these nominees is set forth below.

Class I Director Nominees

Lester Pollack (age 65).

      Mr. Pollack is a Managing Director of Centre Partners Management LLC, a private investment firm, and has been Senior Managing Director of Corporate Partners since 1988, Managing Director of Lazard Freres & Co. LLC since 1986 and Chief Executive Officer of Centre Partners L.P. since 1986. He is also a Director of Firearms Training Systems, Inc., SunAmerica, Inc., LaSalle Re Holdings Limited and Tidewater Inc. Lester Pollack is the brother of Herbert W. Pollack. He has been a Director of the Company since 1970.

Benjamin M. Rabinovici (age 76).

      Dr. Rabinovici was President of Tympanium Corporation, a manufacturer of electronic products, from 1980 to March 1996. He has been a Director of the Company since 1970.

Richard W. Hale (age 60).

      Mr. Hale has been President and Chief Executive Officer of VXI Corporation, a manufacturer of electronic products for the telephone and computer industry, since April 1998. He was President and Chief Executive Officer of Watson Technologies, Inc., a manufacturer of electronic products, from 1996 to March 1998. In addition, he has been Chairman and Chief Executive Officer of Hale Industries, Inc., a private investment firm, since August 1993. From 1988 to July 1993, he was Executive Vice President and Chief Operating Officer and a member of the Board of Directors of M/A-Com, Inc. He has been a Director of the Company since February 1995.

      The following persons will continue to be Directors of the Company:

Class II Directors
 (term of office to expire with the annual meeting of stockholders to be held in December 1999)

M. Joel Kosheff (age 60).

      Mr. Kosheff has been Principal of M.J. Kosheff Associates, a financial consulting firm, since January 1989. He has been a Director of the Company since 1989.

Peter J. Murphy (age 49).

      Mr. Murphy has been President of the Company since July 1, 1995, and on July 1, 1997, was elected to the office of Chief Executive Officer. He was Chief Operating Officer and Executive Vice President from May 1994 to July 1995 and Vice President and General Manager of Flexible Circuit Products from February 1993 to May 1994. Mr. Murphy initially served as Assistant to the President from December 1992 to February 1993. From 1989 to December 1992, he was President of Teledyne Electo-Mechanisms, a manufacturer of flexible circuits. Mr. Murphy is a Director of Nashua Corporation. He has been a Director of the Company since 1994.

Class III Directors
 (term of office to expire with the annual meeting of stockholders to be held in December 2000)

Herbert W. Pollack (age 71).

      Mr. Pollack has served as Chairman of the Board and Treasurer of the Company since it was founded in 1970. He was President of the Company from 1970 to July 1, 1995, and Chief Executive Officer from 1970 to June 1997. Mr. Pollack is the brother of Lester Pollack and the father of Jill Pollack Kutchin.

Sheldon Buckler (age 67).

      Dr. Buckler has been Chairman of the Board of Commonwealth Energy System, a supplier of energy products, since May 1995. He was employed by Polaroid Corporation from 1964 until his retirement as Vice Chairman of the Board of Directors in May 1994. Dr. Buckler is a Director of Aseco Corporation, Cerion Technology Corporation, Nashua Corporation and Spectrum Information Technologies Corporation. He has been a Director of the Company since February 1995.

           BOARD OF DIRECTORS MEETINGS AND COMMITTEES OF THE BOARD

      The Board of Directors held four meetings during fiscal year 1998. Each outside director received a $10,000 annual retainer for his services, plus $1,500 for each directors' meeting he attended.

      The Board has an Audit Committee and a Compensation Committee but does not have a nominating committee. All Directors attended at least 75% of all meetings of the Board. All Directors attended at least 75% of all meetings of the committees of the Board on which they served.

      During fiscal year 1998, the Audit Committee, of which Messrs. Buckler, Kosheff and Lester Pollack were members, held two meetings. The Audit Committee reviews the internal controls of the Company. It meets with appropriate Company financial personnel as well as the Company's independent auditors. The Committee reviews the scope and results of the professional services provided by the Company's independent auditors and the fees charged for such services and makes such recommendations to the Board as it deems appropriate, including recommendations as to the appointment of independent auditors. The Committee is composed entirely of independent outside directors.

      During fiscal year 1998, the Compensation Committee, of which Messrs. Hale, Kosheff and Rabinovici were members, held two meetings. This is the committee of the Board responsible for establishing the compensation of the Chief Executive Officer and setting policy for compensation at the senior levels of the Company, as well as administering various employee stock option plans. The Committee is composed entirely of independent outside directors.

      In order to continue to attract and retain outside directors of exceptional ability, the Company maintains the 1989 Outside Directors' Stock Option Plan (the "1989 Director Plan") covering 112,500 shares of Common Stock and the 1996 Outside Directors' Stock Option Plan (the "1996 Director Plan") covering 150,000 shares of Common Stock. Options are granted pursuant to the 1989 Director Plan only to non-employee members of the Board of Directors of the Company. Each member of the Company's Board of Directors who is neither an employee nor an officer of the Company who becomes a member of the Board of Directors for the first time on or after August 22, 1989, will be automatically granted on the date such membership on the Board of Directors commences, without further action by the Board, an option to purchase 7,500 shares of the Company's Common Stock. In addition, each incumbent member of the Company's Board of Directors who is neither an employee nor an officer of the Company and who has been a member of the Board of Directors for at least five years shall receive an automatic grant on the first business day following his fifth year in office, without further action by the Board, of an option to purchase 7,500 shares of the Company's Common Stock. Options granted under the 1989 Director Plan become exercisable in equal installments on each of the first five anniversaries of the date of the option grant. The exercise price per share of options granted under the 1989 Director Plan shall be the closing sale price of a share of the Company's Common Stock on the date the option is granted as listed on the Nasdaq National Market.

      Options are granted pursuant to the 1996 Director Plan only to non-employee members of the Board of Directors of the Company. Commencing on August 20, 1996, and on the date of each annual meeting of stockholders thereafter beginning with the 1997 annual meeting of stockholders, each member of the Company's Board of Directors who is not an employee of the Company will be automatically granted an option to purchase 1,500 shares of the Company's Common Stock. Options granted under the 1996 Director Plan become fully exercisable one year from the date of the option grant. In addition to the formula option referred to above, the Board of Directors may award options on an annual basis to purchase up to 2,250 shares of the Company's Common Stock to non-employee members of the Board of Directors in recognition of extraordinary efforts and contributions to the Board. Except for the specific options referred to above, no other options shall be granted under the 1996 Director Plan. The exercise price per share of options granted under the 1996 Director Plan shall be the closing sale price of a share of the Company's Common Stock on the date the option is granted as listed on the Nasdaq National Market.

                  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                            OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of October 16, 1998, by: (i) each person who is known by the Company to own beneficially more than 5% of the outstanding Common Stock; (ii) each of the Company's directors and nominees for director; (iii) each of the executive officers named in the Summary Compensation Table on page 8; and (iv) all directors and executive officers of the Company as a group.

                                            Shares of
                                          Common Stock       % of Outstanding
                                              Owned            Common Stock
          Stockholder                    Beneficially(1)    Owned Beneficially
          -----------                    ---------------    ------------------

      Herbert W. Pollack(2)(3)(4)             782,639              16.9
       c/o Parlex Corporation
       One Parlex Place
       Methuen, MA 01844

      Sandra Pollack                          232,600               5.0
       c/o Parlex Corporation
       One Parlex Place
       Methuen, MA 01844

      Walter A. Winshall(5)                   457,624               9.9
       3 Ferndale Road
       Weston, MA 02193

      Standish, Ayer & Wood, Inc.(6)          265,400               5.7
       One Financial Center
       Boston, MA 02111

      Benjamin M. Rabinovici(2)(7)            214,900               4.6
       c/o Parlex Corporation
       One Parlex Place
       Methuen, MA 01844

      Peter J. Murphy(2)(3)(8)                 70,300               1.5
       c/o Parlex Corporation
       One Parlex Place
       Methuen, MA 01844

      Lester Pollack(2)(9)                     48,120               1.0
       c/o Centre Partners L.P.
       One Rockefeller Plaza
       New York, NY 10020

      M. Joel Kosheff(2)(10)                   22,500                *
       31 Pier 7
       Charlestown, MA 02129

      Alfred R. Calvetti(3)(11)                15,500                *
       c/o Parlex Corporation
       One Parlex Place
       Methuen, MA 01844

      Steven M. Millstein(3)(12)                8,750                *
       c/o Parlex Corporation
       One Parlex Place
       Methuen, MA 01844

      Sheldon Buckler(2)(13)                    6,000                *
       200 Dudley Road
       Newton Centre, MA 02159

      Richard W. Hale(2)(14)                    4,500                *
       c/o VXI Corporation
       One Front Street
       P.O. Box 490
       Rollinsford, NH 03869

      All directors and officers
       as a group (10 persons)(15)          1,316,933              28.4

--------------------
<F*>  Less than one percent.
<F1>  For purposes of this table, any person who directly or indirectly has or shares voting or investment power with respect to shares of Common
      Stock is deemed a beneficial owner of those shares. Thus, more than one person may be the beneficial owner of particular shares. Each person listed above is deemed to have sole voting and investment power with respect to the shares shown, unless otherwise indicated.
<F2>  Denotes a director or a director nominee of the Company.
<F3>  Denotes an executive officer of the Company.
<F4>  The shares shown as owned by Herbert W. Pollack include 232,600 shares, of which he disclaims beneficial ownership, owned directly by his wife, Sandra Pollack. The shares shown as owned by Mr. Pollack include 75,000 shares which he has the right to acquire within 60 days of October 16, 1998, by the exercise of stock options granted under the Company's 1989 Employees' Stock Option Plan (the "1989 Option
      Plan").
<F5>  The shares shown as owned by Walter A. Winshall are as reported in a
      Statement on Form 4 filed by him with respect to his holdings of
      Common Stock as of September, 1997.
<F6>  The shares shown as owned by Standish, Ayer & Wood, Inc. are as reported by Standish, Ayer & Wood, Inc. in a Statement on Schedule 13G
      with respect to its holdings of Common Stock as of February 5, 1998.
<F7>  The shares shown as owned by Dr. Rabinovici include 81,400 shares, of which he disclaims beneficial ownership, owned directly by his wife.
      The shares shown as owned by Dr. Rabinovici also include 15,000 shares which he has the right to acquire within 60 days of October 16, 1998, by the exercise of stock options granted under the Company's 1989
      Director Plan and the Company's 1996 Director Plan.
<F8>  The shares shown as owned by Mr. Murphy include 47,500 shares which he has the right to acquire within 60 days of October 16, 1998, by the exercise of stock options granted under the Company's 1989 Option
      Plan.
<F9>  The shares shown as owned by Lester Pollack include 15,000 shares which he has the right to acquire within 60 days of October 16, 1998, by the exercise of stock options granted under the Company's 1989
      Director Plan and the Company's 1996 Director Plan.
<F10> The shares shown as owned by Mr. Kosheff include 15,000 shares which he has the right to acquire within 60 days of October 16, 1998, by the exercise of stock options granted under the Company's 1989 Director
      Plan and the Company's 1996 Director Plan.
<F11> The shares shown as owned by Mr. Calvetti are shares which he has the right to acquire within 60 days of October 16, 1998, by the exercise of stock options granted under the Company's 1985 Employees' Non-
      Qualified Stock Option Plan (the "1985 Option Plan") and the Company's
      1989 Option Plan.
<F12> The shares shown as owned by Mr. Millstein include 500 shares which he has the right to acquire within 60 days of October 16, 1998, by the exercise of stock options granted under the Company's 1989 Option
      Plan.
<F13> The shares shown as owned by Dr. Buckler include 4,500 shares which he has the right to acquire within 60 days of October 16, 1998, by the exercise of stock options granted under the Company's 1989 Director
      Plan and the Company's 1996 Director Plan.
<F14> The shares shown as owned by Mr. Hale are shares which he has the right to acquire within 60 days of October 16, 1998, by the exercise of stock options granted under the Company's 1989 Director Plan and the Company's 1996 Director Plan.
<F15> The number of shares shown as beneficially owned by officers and directors include 193,000 shares which they have the right to acquire within 60 days of October 16, 1998, by the exercise of stock options.

                            --------------------

                             EXECUTIVE OFFICERS

      The executive officers of the Company, together with a description of the business experience backgrounds of all of them except Herbert W. Pollack and Peter J. Murphy (whose backgrounds are described under the caption Election of Directors) are as follows:

              Name             Age           Position with the Company
              ----             ---           -------------------------

      Herbert W. Pollack       71      Chairman of the Board of Directors and
                                       Treasurer

      Peter J. Murphy          49      President, Chief Executive Officer and
                                       Director

      Alfred R. Calvetti       55      Vice President and General Manager-
                                       Laminated Cable Products

      Jill Pollack Kutchin     46      Vice President-Corporate Affairs and
                                       Clerk

      Steven M. Millstein      54      Vice President-Finance


      Mr. Calvetti joined the Company in July 1971 and has served in a variety of technical and managerial roles. From December 1988 to February 1993, he was Vice President and General Manager of Laminated Cable Products. In February 1993, he became a Corporate Vice President and General Manager of Laminated Cable Products.

      Ms. Kutchin joined the Company in January 1977 and served as Manager-Marketing Administration until December 1983, when she became Vice President-Corporate Affairs. Since November 1980, she has also been Clerk of the Company. Ms. Kutchin is the daughter of Herbert W. Pollack.

      Mr. Millstein joined the Company in March 1977, serving initially as Controller and from February 1979 to February 1988 as Vice President-Controller. In February 1988, he became Vice President-Finance.

                     COMPENSATION OF EXECUTIVE OFFICERS

      The following table shows, for the fiscal years ending June 30, 1998, 1997, and 1996, all compensation earned or paid to the Company's Chief Executive Officer and each of the Company's most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in each year for all services rendered in all capacities to the Company.

                         SUMMARY COMPENSATION TABLE

                                                                          Long-Term
                                          Annual Compensation           Compensation
                                        ------------------------    ---------------------
                                                                           Awards
                                                                           ------
                                                                    Securities Underlying
         Name and                                                       Stock Options           All Other
    Principal Position          Year    Salary($)    Bonus($)(1)     (Number of Shares)      Compensation($)
    ------------------          ----    ---------    -----------    ---------------------    ---------------

Herbert W. Pollack(2)(3)        1998    $218,640          -                   -                     -
 Chairman and Treasurer         1997     218,640          -                   -                     -
                                1996     218,640          -                   -                     -

Peter J. Murphy(4)              1998    $210,000       $25,000                -                     -
 President and Chief            1997     192,504        50,000                -                     -
 Executive Officer              1996     175,008        25,000                -                     -

Alfred R. Calvetti              1998    $115,560       $64,000                -                     -
 Vice President and General     1997     110,016        54,000                -                     -
 Manager-Laminated Cable        1996     105,936        46,375                -                     -
 Products

Steven M. Millstein(5)          1998    $100,008       $ 5,000                -                     -
 Vice President-Finance         1997      96,224         5,000                -                     -

--------------------
<F1>  Amounts shown were earned in the years indicated. Bonuses are generally paid in the first quarter of the following fiscal year.
<F2>  For a description of the employment agreement between the Company and
      Mr. Pollack, see EMPLOYMENT AGREEMENTS below.
<F3>  The amount shown for Mr. Pollack for fiscal year 1996 includes a fee as Chairman of the Board of Directors in the amount of $1,800 per month.
<F4>  For a description of the employment agreement between the Company and
      Mr. Murphy, see EMPLOYMENT AGREEMENTS below.
<F5>  Mr. Millstein became an executive officer for reporting purposes for the first time in fiscal year 1997 and, therefore, no information is provided for earlier years.


                            EMPLOYMENT AGREEMENTS

      The Company entered into an employment agreement with Mr. Pollack in July 1997, for a period of three years ending June 30, 2000, which provides for current compensation of $8,210 twice a month. The agreement provides for a death benefit payment equal to 75% of his current compensation for a period of 24 months after his death. The agreement also provides that the employee will not own, operate, or manage any business in competition with that of the Company so long as he is employed by the Company and, in certain instances, for a one-year period thereafter.

      The Company entered into an employment agreement with Mr. Murphy in June 1996, for a period of three years ending June 30, 1999, which provides for current compensation of $8,750 twice a month. The agreement provides for a death benefit payment equal to 75% of his current compensation for a period of 24 months after his death. The agreement also provides that the employee will not own, operate, or manage any business in competition with that of the Company so long as he is employed by the Company and, in certain instances, for a one-year period thereafter.

                      OPTION GRANTS IN LAST FISCAL YEAR

      The following table sets forth information relating to stock option grants to the named executive officers during fiscal year 1998. Pursuant to applicable Securities and Exchange Commission regulations, the amounts shown under the heading "Potential Realizable Value" are based on arbitrarily assumed annualized rates of stock price appreciation of five percent and ten percent, compounded annually, from the date of grant to the end of the ten year option term. Actual stock appreciation on options exercised are dependent on the future performance of the Company's Common Stock and overall stock market conditions. There can be no assurance that these values will be achieved.

                                                                               Potential Realizable Value
                                                                               at Assumed Annual Rates of
                                                                              Stock Price Appreciation for
                              Individual Grants                                  Five-Year Option Term
                           -----------------------                            ----------------------------
                           Number of    % of Total
                           Securities   Options
                           Underlying   Granted to
                            Options     Employees    Exercise
                            Granted     in Fiscal      Price     Expiration
         Name                 (#)       Year 1998    ($/Share)      Date          5%($)        10%($)
         ----              ----------   ----------   ---------   ----------       -----        ------

Herbert W. Pollack             -             -          -            -              -            -
Peter J. Murphy(1)           40,000         42        $18.75      8/20/07        $471,671    $1,195,307
Alfred R. Calvetti(1)         2,000          2         18.75      8/20/07          23,584        59,765
Steven M. Millstein(1)        2,000          2         18.75      8/20/07          23,584        59,765

--------------------
<F1>  The shares were granted under the 1989 Option Plan, at an exercise price equal to the fair market value of the Company's stock on the date of grant and become exerciseable in increments of 25% over the first five years of the ten year period, the first 25% becoming exercisable one year after the grant date.


               AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1998
                      AND FISCAL YEAR-END OPTION VALUES

      The following table sets forth information relating to the aggregate exercised and unexercised stock options held by the named executive officers during fiscal year 1998 and the value of their unexercised stock options as of June 30, 1998.

                                                              Number of Securities         Value of Unexercised
                                 Shares                      Underlying Unexercised            In-The-Money
                                Acquired                     Options at 6/30/98(#)       Options at 6/30/98($)(1)
                                   on           Value      ---------------------------   ------------------------
            Name               Exercise(#)   Realized($)   Exercisable   Unexercisable   Exercisable  Unexercisable
            ----               -----------   -----------   -----------   -------------   -----------  -------------

Herbert W. Pollack                 -             -          75,000(2)          -          $668,250          -
 Chairman and Treasurer

Peter J. Murphy                  32,250       $498,424      37,500(2)      40,000(2)      $349,875         $0
 President and Chief
 Executive Officer

Alfred R. Calvetti                 -             -          15,000(3)       2,000(2)      $142,500         $0
 Vice President and General
 Manager-Laminated Cable
 Products

Steven M. Millstein              3,750        $ 50,925          -           2,000(2)         -             $0
 Vice President-Finance

--------------------
<F1>  The "value of unexercised in-the-money options at June 30, 1998" was calculated by determining the difference between the fair market value of the underlying Common Stock at June 30, 1998, (closing price of the
      Company's Common Stock on the Nasdaq National Market on June 30, 1998,
      was $13.50 per share) and the exercise prices of the stock options. An option is "in-the-money" when the fair market value of the underlying
      Common Stock exceeds the exercise price of the option.
<F2>  These shares were granted under the 1989 Option Plan.
<F3>  These shares were granted under the 1985 Option Plan.


      Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate other filings with the Securities and Exchange Commission, including this Proxy Statement, in whole or in part, the following report and the Stock Performance Graph on page 12 shall not be incorporated by reference into any such filings.

                    REPORT OF THE COMPENSATION COMMITTEE
                          ON EXECUTIVE COMPENSATION

The Committee

      The Compensation Committee (the "Committee") is comprised of Messrs. Hale, Kosheff and Rabinovici. This is the committee of the Board responsible for establishing the compensation of the Chief Executive Officer and setting policy for compensation at the senior levels of the Company, as well as administering various employee stock option plans. The Committee is composed entirely of independent outside directors.

Compensation Philosophy

      The Committee maintains a philosophy that executive compensation levels should be competitive and consistent with flexible interconnect industry standards to enable the Company to attract, motivate and retain executive officers of outstanding ability who are capable of making significant contributions which are critical to the Company's success. The Committee believes that such compensation also should be meaningfully related to both an individual's job performance, as measured by the achievement of qualitative objectives, and the performance of the Company, as measured by its profitability, the value created for stockholders and the realization of the Company's short- and long-term strategic goals. The Company's compensation policies are designed to attract and retain talented managers and motivate such managers to enhance the Company's performance, thereby building value into the Company's business. The Company also seeks to align the interests of its executives with the long-term interests of stockholders in the enhancement of stockholder value through stock option awards that can result in the ownership of the Company's common stock.

      At present, compensation of the Company's executive officers is composed of the following elements: annual base salary, annual performance incentives in the form of cash bonuses and long-term performance incentives in the form of stock option awards under the 1985 Option Plan and the 1989 Option Plan.

Base Salary

      The Committee's general approach to compensating executive officers is to pay cash salaries competitive with industry standards based upon the individual's experience and past and potential contribution to the success of the Company. In determining industry standards, the Committee compares compensation levels paid by a self-selected group of flexible interconnect industry companies that compete in the Company's line of business. Such compensation information is obtained from various publicly available sources.

      The Committee also believes that compensation should be meaningfully related to the value created by individual executive officers for the stockholders. Accordingly, the Committee considers the quality of an individual executive's contribution to the Company's overall profitability and success in determining the executive's salary. The Committee reviews on an annual basis the salaries of its executive officers in light of the foregoing factors. The Company believes that the base salaries of its executive officers have been at or below the median of the base salaries for executive officers in the flexible interconnect industry.

Annual Incentives

      The Company has traditionally paid employee performance bonuses once a year, usually during the first quarter of the following fiscal year for which the bonus is earned. Bonuses are traditionally based on both individual performance and Company performance. Except for a particular incentive bonus arrangement entered into with Mr. Calvetti, the Board has not utilized any specific formula for determination of bonus amounts. For fiscal year 1998, Mr. Calvetti received a bonus based upon the achievement of financial and operating performance objectives as provided in his incentive bonus arrangement and Mr. Millstein received a bonus in recognition of his individual performance and the Committee's assessment of his role in promoting the long-term strategic growth of the Company.

Stock Options

      Stock options are used as the primary long-term incentive vehicle. The Committee believes that reliance upon such incentives is advantageous to the Company because they foster a long-term commitment by the recipient to the Company and motivate the employees to seek to improve the long-term market performance of the Company's stock. Thus, stock option grants provide an incentive for the executive to manage the Company from the perspective of an owner with an equity stake in the business. During fiscal year 1998, the Board authorized the grant of stock options under the 1989 Option Plan to executive officers and other key employees. Stock option grants to executive officers are discretionary and reflect the relative value of the individual's position as well as the current performance and continuing contribution of that individual to the Company. The Board does not utilize any specific formula for determination of option grants.

Compensation of the Chief Executive Officer

      On July 1, 1997, Mr. Murphy was promoted to Chief Executive Officer of the Company. In fiscal year 1998, Mr. Murphy's annual base salary was increased to $210,000 in order to bring his salary in line with the competitive salary range for his position. In fiscal year 1998, the Committee granted to Mr. Murphy an option to purchase 40,000 shares under the 1989 Option Plan at an exercise price equal to the fair market value of the Company's stock on the date of grant. The option expires after ten years and becomes exercisable in increments of 25% over the first five years of the ten year term of the option. The first 25% become exercisable one year after the date of grant. The purpose of this grant was to reward Mr. Murphy for his expanded role and responsibilities, and to enable him to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the stock.

Benefits

      The Company provides medical, life insurance and profit sharing benefits to the executive officers that generally are available to all Company employees.

Section 162(m) of the Internal Revenue Code

      Section 162(m) of the Internal Revenue Code of 1986 (the "Code") limits a company's ability to take a deduction for federal tax purposes for certain compensation paid to its executives. The Company currently expects that all compensation payable to executive officers during fiscal year 1998 will be deductible by the Company for federal income tax purposes. The Committee's policy with respect to compensation to be paid to executive officers is to structure compensation payments to executive officers so as to be deductible under Section 162(m).

                                       COMPENSATION COMMITTEE

                                       Benjamin M. Rabinovici, Chairman
                                       Richard W. Hale
                                       M. Joel Kosheff

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      In fiscal year 1998, the Compensation Committee members were Benjamin
M. Rabinovici, Richard W. Hale and M. Joel Kosheff, none of whom has ever been employed by the Company. Further, the Board of Directors is unaware of any relationship of any member of the Compensation Committee required to be disclosed under Item 402(j) or 404 of Regulation S-K promulgated by the Securities and Exchange Commission.

                           STOCK PERFORMANCE GRAPH

      The following Stock Performance Graph compares the cumulative total shareholder return on the Company's Common Stock for a five year period (July 1, 1993 to June 30, 1998) with the cumulative total return of the CRSP Total Return Index for the Nasdaq National Market and a group of peer companies. The companies included in the peer group are Adflex Solutions, Inc., Altron Incorporated, Hadco Corporation, Merix Corporation and Sheldahl, Inc. The Performance Graph assumes the investment of $100 on July 1, 1993, in the Company's Common Stock, in the Nasdaq National Market companies and in the peer group and also assumes the reinvestment of all dividends. The returns for each company in the peer group have been weighted to reflect stock market capitalization.

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
      PARLEX CORPORATION, NASDAQ NATIONAL MARKET INDEX, AND PEER GROUP



                     6/93     6/94     6/95     6/96     6/97     6/98
                     ----     ----     ----     ----     ----     ----

      Parlex         $100     $ 98     $164     $208     $354     $324
      Nasdaq         $100     $101     $135     $173     $210     $278
      Peer Group     $100     $103     $265     $243     $345     $167


                  PROPOSAL TO AMEND THE PARLEX CORPORATION
                      1989 EMPLOYEES' STOCK OPTION PLAN

      The 1989 Option Plan was originally approved by the stockholders in 1989 and was amended by a vote of the stockholders on December 6, 1994, to include an additional 150,000 shares of Common Stock. On August 25, 1998, the Board of Directors unanimously adopted, subject to stockholder approval, an amendment to the 1989 Option Plan. The amendment to the 1989 Option Plan will increase the number of shares reserved for issuance thereunder by 300,000 shares, from 450,000 to 750,000 shares of Common Stock. As of October 16, 1998, 70,442 of these shares remained available for future issuance under the 1989 Option Plan. The Board of Directors believes that stockholder approval of the amendment to the 1989 Option Plan will provide the Company with equity award opportunities to continue to attract, retain and motivate the best available talent for the successful conduct of its business and further align the interests of the Company's employees with those of its stockholders. The Board of Directors believes that the number of shares currently available for issuance under the 1989 Option Plan will be insufficient to accomplish these purposes.

      The purposes of the 1989 Option Plan are to encourage and enable employees of the Company to acquire a proprietary interest in the Company through the ownership of its Common Stock in order to assure a closer identification of their interests with those of the Company and provide appropriate incentives for such employees. The amendment to the 1989 Option Plan will become effective only upon the approval thereof by the stockholders of the Company.

      As of October 16, 1998, there were approximately 100 employees of the Company eligible to participate in the 1989 Option Plan and approximately 50 employees participating in the 1989 Option Plan. The Company cannot now determine the number of shares to be received by all current executive officers as a group and all employees, including all current officers, who are not executive officers, as a group, in the event they participate in the 1989 Option Plan. Members of the Board of Directors of the Company who are not employed as regular salaried officers or employees of the Company may not participate in the 1989 Option Plan. The closing price of a share of Common Stock on the Nasdaq National Market on October 16, 1998 was $9.63. The proceeds received by the Company from the sale of Common Stock pursuant to the 1989 Option Plan will be used for the general corporate purposes of the Company. Grants of the options under the 1989 Option Plan to the named executive officers during fiscal year 1998 are shown in the table on page 9.

      The following is a brief summary of the 1989 Option Plan, as amended, the full text of which is set forth in Exhibit A to the Proxy Statement. This summary is qualified in its entirety by reference to such Exhibit.

      Grant and Exercise of Options. Under the amended 1989 Option Plan, a maximum of 750,000 shares of Common Stock may be issued upon the exercise of options granted under the 1989 Option Plan subject to adjustment under certain circumstances.

      Options to purchase shares of Common Stock may be granted under the 1989 Option Plan to such key employees of the Company as may be selected by the Board of Directors. The 1989 Option Plan provides for the grant of options that are intended to qualify as "incentive stock options" ("Incentive Options") under Section 422A of the Code, as well as the grant of non-qualified options ("Non-qualified Options"). The exercise price per share of the Non-qualified Options granted under the 1989 Option Plan shall in no case be less than the par value of the Common Stock. The exercise price per share of the Incentive Options granted under the 1989 Option Plan shall be equivalent to the closing price of a share of the Company's Common Stock on the date of grant as listed on the Nasdaq National Market.

      Options granted under the 1989 Option Plan will be exercisable at such time or times as the Board of Directors determines. However, no option will be exercisable more than ten years after the date of grant and, generally, options are not exercisable less than one year after the date of grant.

      Options granted under the 1989 Option Plan are exercisable during the lifetime of the grantee only by such grantee, and are transferable only by will or under the laws of descent and distribution. If a grantee's employment or service with the Company terminates for any reason (other than death), all options which were not presently exercisable on the date of such termination of employment terminate immediately. If a grantee dies while in the employ of the Company, his options will, to the extent exercisable on the date of such grantee's death, be exercisable by the grantee's personal representative during the earlier of the six month period following the grantee's death or the date specified for termination of the option pursuant to the 1989 Option Plan, unless the grantee's will specifically disposes of such option in which case such exercise shall be made only by the recipient of such specific disposition. Such representative or recipient shall be bound by the terms and conditions of the 1989 Option Plan.

      Administration and Amendment. The 1989 Option Plan is administered by the Company's Board of Directors, which may, at any time, delegate to a committee of no fewer than three directors, none of whom are eligible to participate in the 1989 Option Plan (the "Committee"), full power to grant options, to construe and interpret the 1989 Option Plan, to establish and amend rules for its administration and to make certain other decisions and take certain other actions enumerated in the 1989 Option Plan. The Board selects the key employees to whom options are granted and has full power to interpret, construe and implement the provisions of the 1989 Option Plan and to prescribe, amend and rescind rules and regulations relating thereto. The determinations of the Board with respect to the 1989 Option Plan are conclusive on the employees eligible to participate therein and their legal representatives and beneficiaries.

      The Board of Directors may terminate, modify or amend the 1989 Option Plan at any time or from time to time, except that without prior approval of the stockholders, the total number of shares that may be issued under the 1989 Option Plan may not be increased except as previously described in the 1989 Option Plan, provided that no such termination, modification or amendment may adversely affect an option right previously granted without the consent of the grantee.

      Federal Income Tax Consequences. The Non-qualified Options granted under the 1989 Option Plan are intended to be "non-qualified stock options" subject to Section 83 of the Code. The grant of options under the 1989 Option Plan will not be treated as income to the grantee for Federal income tax purposes, nor will such grant result in a deduction for tax purposes to the Company. Upon exercise of a non-qualified stock option, the grantee will generally recognize ordinary income in the year of exercise equal to the excess of (a) the fair market value of the shares purchased, determined on the date of exercise, over (b) the exercise price.* Income recognized in connection with the exercise of a non-qualified stock option will be treated as ordinary income to the grantee, and the Company will be required to withhold tax on the amount of income realized by the grantee. The Company will be entitled to an income tax deduction for its taxable year in which the grantee realizes income with respect to a stock option, in an amount equal to the income realized by the grantee. When a grantee disposes of shares acquired pursuant to the exercise of a non-qualified stock option, any amount received in excess of the fair market value on the date of exercise will be treated as long-term or short-term capital gain. If the amount is less than the fair market value on the date of exercise, the loss will be treated as long or short-term capital loss.

[FN]
--------------------
* In the case of a grantee subject to the "short-swing" insider trading restrictions of Section 16(b) of the Securities Exchange Act of 1934, the date six months after exercise may determine the amount of income and the year in which such income is taxable.

      The Incentive Options granted under the 1989 Option Plan are intended to qualify as incentive stock options, to the extent permissible, under
Section 422A of the Code. The grant of options under the 1989 Option Plan will not be treated as income to the grantees for Federal income tax purposes, nor will such grant result in a deduction for tax purposes to the Company. In general, upon exercise of an incentive stock option while employed by the Company or within the three month period after the termination of employment, the grantee will not recognize any ordinary income, and the Company will not be entitled to a deduction for tax purposes. If the grantee does not dispose of shares acquired upon exercise of an incentive stock option until more than two years from the date of grant and one year from the date of exercise, the excess of the sale proceeds over the aggregate exercise price of such shares will be long-term capital gain.

      Stockholder Voting on the Proposal. Approval of the amendment to the 1989 Option Plan requires the affirmative vote of the stockholders holding a majority of the Company's shares present (in person or by proxy) and entitled to vote at the annual meeting or any adjournment thereof.

      The Board of Directors recommends a vote FOR approval of the amendment to the 1989 Option Plan.

                            INDEPENDENT AUDITORS

      The Board of Directors has selected Deloitte & Touche LLP to be the independent auditors to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 1999. Deloitte & Touche LLP has been regularly employed by the Company for audit of consolidated financial statements and other purposes since the Company's organization in 1970.

      Representatives of Deloitte & Touche LLP expect to be present at the meeting, and, while they do not plan to make a statement at the meeting, such representatives will be available to respond to appropriate questions from stockholders in attendance.

                        FUTURE STOCKHOLDER PROPOSALS

      Any stockholder proposal intended for inclusion in the Company's Proxy Statement for the 1999 Annual Meeting of Stockholders must be received by the Clerk of the Company at One Parlex Place, Methuen, Massachusetts 01844, no later than June 25, 1999. Under regulations adopted by the Securities and Exchange Commission, if a proponent of a stockholder proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the proxies appointed herein shall be allowed to use their discretionary voting authority when a proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement.

                     SECTION 16(a) BENEFICIAL OWNERSHIP
                            REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended June 30, 1998, all
Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with.

                          AVAILABILITY OF FORM 10-K

      Copies of the Company's Annual Report on Form 10-K with respect to the fiscal year ended June 30, 1998 (without exhibits), as filed with the Securities and Exchange Commission, are available to stockholders free of charge by writing to: Investor Relations Department, Parlex Corporation, One Parlex Place, Methuen, Massachusetts 01844.


                                       By Order of the Board of Directors


                                       JILL POLLACK KUTCHIN
                                       Clerk


October 30, 1998



                                                                      EXHIBIT A

                             PARLEX CORPORATION

                      1989 EMPLOYEES' STOCK OPTION PLAN
                (As amended effective as of August 25, 1998)

      The purposes of this 1989 Employees' Stock Option Plan (the "Plan") are to encourage and enable employees of Parlex Corporation (the "Company") or any of its subsidiary corporations to acquire a proprietary interest in the Company through the ownership of shares of its Common Stock in order to assure a closer identification of their interests with those of the Company and to stimulate their efforts on behalf of the Company. These objectives are sought to be achieved through the granting of "incentive stock options" ("Incentive Options") as defined in Section 422A(b) of the Internal Revenue Code of 1986, as amended (the "Code") and non-qualified stock options ("Non-qualified Options") as herein provided.

      1. Authority to Grant Options.

      Subject to the limitations herein contained, the Board of Directors of the Company may, at any time beginning on the date hereof, grant options to purchase shares of the Common Stock of the Company. The Board of Directors may grant new options in exchange for the cancellation of options previously granted under the Plan, and the option price of such new options shall be as determined by the Board (and such option price may be lower than the option price of canceled options).

      2. Administration.

      The Plan shall be administered by the Board of Directors of the Company. The Board shall have, and may at any time delegate to a committee (the "Committee") of no fewer than three Directors (none of whom are eligible to participate in the Plan), full power to grant options, to construe and interpret the Plan, and to establish and amend rules and regulations for its administration. All action taken and decisions made by the Board of Directors or the Committee pursuant to the provisions of this Plan shall be binding and conclusive on all employees eligible to participate in the Plan and on their legal representatives and beneficiaries. No member of the Board of Directors or of the Committee shall be liable for any determination made or action taken in good faith with respect to the Plan or any option granted under the Plan.

      3. Stock Subject to the Plan.

      (a) The aggregate number of shares of Common Stock of the Company which may be issued upon the exercise of options granted under this Plan shall be 750,000 shares.

      (b) If an option granted hereunder shall expire or terminate for any reason, including, without limitation, cancellation by agreement in exchange for the grant of new options under the Plan, without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of this Plan.

      4. Eligible Persons.

      Options may be granted under this Plan to such key employees of the Company or of its subsidiaries (as defined in section 425 of the Code) as may be selected by the Board of Directors of the Company. Directors of the Company who are also employees of the Company or any of any subsidiary shall be eligible to receive options. An employee who has been granted an option may, if he is otherwise eligible, be granted an additional option or options if the Board of Directors shall so determine; provided, however, to the extent that the aggregate fair market value (determined as of the time the option is granted) of the stock with respect to which options intended to be Incentive Options are exercisable for the first time by an individual during any calendar year shall exceed $100,000 (or such higher amount as may be permitted from time to time under section 422A of the Code), such options shall be treated as options which are not Incentive Options. In applying the provisions of the preceding sentence, there shall be taken into account solely (i) Incentive Options granted to the individual under this Plan after December 31, l986 and (ii) incentive stock options granted to the individual after December 31, l986 under all other stock option plans of the Company and any subsidiary corporation thereof. The rule set forth here shall be applied by taking options into account in the order in which they were granted.

      5. Grant of Option and Option Agreement.

      Each option shall be set forth in an agreement whereby the Company grants such option (the "Option Agreement") which shall be duly executed on behalf of the Company and by the employee to whom such option is granted. No option shall be granted within the meaning of the Plan and no purported grant of any option shall be effective until an Option Agreement shall have been duly executed on behalf of the Company and the employee, and until the employee shall have assented to the terms and provisions of the Plan.

      6. Terms and Conditions of Options.

      Each option granted under this Plan shall be subject to the following terms and conditions:

            (a) The purchase price per share of Common Stock payable upon exercise of a Non-qualified Option shall be determined by the Board of Directors of the Company on the day the option is granted, but shall in no event be less than the par value of the stock subject to the option. The purchase price per share of Common Stock payable upon exercise of an Incentive Option shall be equivalent to the closing sale price of a share of the Common Stock as listed on the NASDAQ National Market System on the date of grant (or the last closing sale price in the event there were no such trades on the date of grant). The Board may in its discretion allow the purchase price for a share of Common Stock payable upon exercise of an option granted under this Plan to be paid with stock of the Company valued at fair market value as of the date payment is made with such stock as determined in good faith by the Board. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any subsidiary and an Incentive Option is granted to such employee, the option price of such Incentive Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the closing sale price of a share of Common Stock as listed on the NASDAQ National Market System on the date of grant.

            (b) Each option shall be exercisable in such installments and at such time or times as the Board of Directors of the Company shall determine, but in no event after the expiration of ten years from the date on which such option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any subsidiary and an Incentive Option is granted to such employee, the term of such Incentive Option (to the extent required by the Code at the time of grant) shall be not more than five (5) years from the date of grant.

            (c) Each option and all rights thereunder shall expire on such date as the Board shall designate provided, however, the Board shall not designate a date later than ten (10) years from the day on which such option is granted. Each option shall be subject to earlier termination as provided herein.

            (d) Any option granted under the Plan may be exercised by the employee by delivering to the Company on any business day a written notice (the "Notice") specifying the number of shares of Common Stock with respect to which the option is being exercised. Payment for shares of Common Stock purchased pursuant to the exercise of an option shall be made either in (i) cash equal to the option price for the number of shares specified in the Notice (the "Total Option Price"), or (ii) if authorized by the applicable option agreement, shares of Common Stock having a fair market value, as determined in good faith by the Board of Directors, equal to or less than the Total Option Price, plus cash in an amount equal to the excess, if any, of the Total Option Price over the fair market value of such shares of Common Stock.

            (e) At the time an option is granted, the Board shall fix the period during which the option may be exercised and the percentage of shares subject to an option which may be exercised in each successive year; provided, however, the period during which the option may be exercised shall not in any event extend beyond ten (10) years from the date of grant (the "Exercise Period"). When an option becomes initially exercisable in whole or part by an employee, it shall remain exercisable for the Exercise Period specified in the Option Agreement and thereafter shall expire and no longer be exercisable; provided, however, that the Board is directed to provide in the Option Agreement for a different Exercise Period or an earlier termination of an option granted under the terms of this Plan and the rights thereunder in certain cases. Notwithstanding any provision contained herein, the Board, in its sole discretion, may after an option is granted shorten the period during which the option or any portion thereof may not be exercised to the extent and with the effect allowed for incentive stock options by regulations promulgated by the Secretary of the Treasury or his delegate.

            (f) No option shall be transferable by the employee to whom it was granted otherwise than by will or by the laws of descent and distribution and any option shall be exercisable during the lifetime of such employee only by him.

            (g) In the event an employee ceases to be an employee of the Company for any reason other than death, any unexercised options granted to such employee shall be immediately terminated and become void.

            (h) In the event an employee ceases to be an employee of the Company by reason of his death, the accrual schedule shall be accelerated to allow the employee or his legal representative to exercise all then accrued unexercised options. Such options may be exercised by the employee or his legal representative, as the case may be, within one hundred eighty (180) days after the date of death, but in no event later than the specified expiration date of the option.

      Each option granted under this Plan shall be subject to such further terms and considerations not inconsistent herewith as the Board of Directors of the Company shall determine.

      7. Compensating Cash Payments.

      The Company acknowledges that whenever an employee acquires any shares of Common Stock pursuant to the exercise of an option granted to him under the Plan, the employee may incur additional taxable income by reason of said exercise, and the Company will receive a corresponding tax deduction. In certain circumstances, the Company may determine that, in light of such tax consequences, it is appropriate for the Company to pay such employee a cash bonus in an amount not to exceed the amount of the federal income tax deduction to which the Company becomes entitled as a result of the exercise of such option by such employee, and provided further that the Company shall not be under any legal obligation to make any cash payments pursuant to this Paragraph 7. The Board of Directors shall, in its sole discretion, determine the situations, if any, in which such a cash payment shall be made, the amount of any such cash payment, and the time when any such payment shall be made, and its determination with respect to such matters shall be conclusive and binding on all persons.

      8. Amendment of the Plan.

      The Plan may at any time or from time to time be terminated, modified or amended by the Board of Directors and the Board may amend outstanding option agreements in a manner not inconsistent with the Plan; provided, however, that the termination or any modification or amendment of the Plan, or any outstanding option agreement, shall not, without the consent of an employee, affect his rights under an option previously granted to him; and provided, further, that no action by the Board may, unless approved by the stockholders of the Company in the manner stated in Section 14, change the total number of shares of stock which are reserved for issue upon the exercise of options granted under the Plan, except as contemplated in
Section 3 hereof or (b) change the class of employees eligible to receive options.

      9. Representations of Employee.

      (a) Unless the shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, (the "Securities Act"), as now in force or hereafter amended, the Company shall be under no obligation to issue any shares covered by an option unless the person who exercises such option, in whole or in part, shall give a written representation to the Company that he is acquiring the shares issued pursuant to such exercise of the option as an investment and not with a view to, or for sale in connection with, the distribution of any such shares. Each share of stock issued pursuant to the exercise of an option pursuant to this Plan may bear a reference to the investment representation made in accordance with this Section 9.

      (b) The representation made in accordance with this Section 9 along with any restrictions which the Board in its discretion may impose on the stock purchased under an option granted under the Plan shall be set forth in the Option Agreement.

      10. Notice of Disposition of Stock Prior to Expiration of Specified Holding Period: Withholding.

      (a) Whenever shares are to be issued in satisfaction of an option granted hereunder, the Company shall have the right to require the employee to remit to the Company an amount sufficient to satisfy Federal, state, local or other withholding tax requirements if and to the extent required by law prior to the delivery of any certificate or certificates for such shares.

      (b) The Company may require as a condition on the issuance of shares covered by any option that the employee exercising such option give a written representation to the Company which is satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he will report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422A of the Code. If, and to the extent that, the realization of income in such a disposition imposes upon the Company Federal, state, local or other withholding tax requirements, the Company shall have the right to require that the employee remit to the Company an amount sufficient to satisfy those requirements prior to the transfer of any such shares and the Company may require as a condition on the issuance of shares covered by any option that the party exercising such option give a satisfactory written representation promising to make such a remittance.

      11. Rights as a Shareholder.

      The holder of an option shall have no rights as a shareholder with respect to any shares covered by the option until the date of issue of a certificate to him for such shares. Except as otherwise expressly provided in the Plan or the Option Agreement, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

      12. Adjustment Upon Changes in Capitalization.

      If the shares of Common Stock as a whole are increased, decreased, changed into or exchanged for, a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to the Plan, and in the number, kind and per share exercise price of shares or other securities subject to unexercised options or portions thereof granted prior to any such change. In the event of any such adjustment in an outstanding option, the employee thereafter shall have the right to purchase the number of shares or securities under such option at the per share price or per unit price, as so adjusted, which the employee could purchase at the total purchase price applicable to the option immediately prior to such adjustment.

      13. Non-Exclusivity of the Plan.

      Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

      14. Effective Date of Plan: Stockholder Approval.

      The Plan shall be subject to approval by the affirmative vote of stockholders holding a majority of the Company's shares present (in person or by proxy) at the annual meeting or any adjournment thereof and the Plan shall take effect as of the date of adoption immediately upon such approval.

      15. Federal Income Tax Consequences.

      The following is a brief summary of the principal United States Federal income tax consequences of the grant and exercise of Plan options under Federal income tax laws in effect on the date hereof. This is not intended to be exhaustive and does not describe state, local or foreign tax consequences.

      The Non-qualified Options granted under the Plan are intended to be "non-qualified stock options" subject to Section 83 of the Code. The grant of Non-qualified Options under the Plan will not be treated as income to the grantee for Federal income tax purposes, nor will such grant result in a deduction for tax purposes to the Company. Upon exercise of a Non-qualified Option, the grantee will generally recognize ordinary income in the year of exercise equal to the excess of (a) the fair market value of the shares purchased, determined on the date of exercise, over (b) the exercise price.* Income recognized in connection with the exercise of a Non-qualified Option will be treated as ordinary income to the grantee, and the Company will be required to withhold tax on the amount of income realized by the grantee. The Company will be entitled to an income tax deduction in the year in which the grantee realizes income with respect to a stock option, in an amount equal to the income realized by the grantee. When a grantee disposes of shares acquired pursuant to the exercise of a Non-qualified Option, any amount received in excess of the fair market value on the date of exercise will be treated as a long-term or short-term capital gain. If the amount is less than the fair market value on the date of exercise, the loss will be treated as a long or short-term capital loss.

[FN]
--------------------
* In the case of a grantee subject to the "short-swing" insider trading restrictions of Section 16(b) of the Securities Exchange Act of l934, the date six months after exercise may determine the amount of income and the year in which such income is taxable.


      The Incentive Options granted under the Plan are intended to qualify as incentive stock options, to the extent permissible, under Section 422A of the Code. The grant of Incentive Options under the Plan will not be treated as income to the grantee for Federal income tax purposes, nor will such grant result in a deduction for tax purposes to the Company. In general, upon exercise of an Incentive Option while employed by the Company or within the three month period after the termination of employment, the grantee will not recognize any ordinary income, and the Company will not be entitled to a deduction for tax purposes. If the grantee does not dispose of shares acquired upon exercise of an Incentive Option until more than two years from the date of grant and one year from the date of exercise, the excess of the sale proceeds over the aggregate exercise price of such shares will be long-term capital gain.



[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------
            PARLEX CORPORATION
--------------------------------------------

Mark box at right if an address change has been noted on the
reverse side of this card.                                          [ ]

RECORD DATE SHARES:


Please be sure to sign and date this Proxy.         Date
                                                         ------------------

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      Stockholder sign here                        Co-owner sign here




                                                   For All   With-  For All
                                                   Nominees  hold   Except
1. To elect three Class I directors to hold          [ ]     [ ]      [ ]
   office for a term expiring with the annual stockholders' meeting to be held in 2001 or until their successors are elected and qualified.

             Richard W. Hale
             Lester Pollack
             Benjamin M. Rabinovici

INSTRUCTIONS: To withhold authority to vote for a particular nominee, mark the "For All Except" box and strike a line through that nominee's name.


                                                    For    Against   Abstain
2. To approve the amendment to the 1989             [ ]      [ ]       [ ]
   Employees' Stock Option Plan as described in the Company's Proxy Statement


3. In their discretion, to vote upon such other business as may properly come before the meeting.

The undersigned hereby revokes any proxy previously given and acknowledges receipt of written notice of, and the statement for the 1998 Annual Meeting of Stockholders and the 1998 Annual Report of the Company.

DETACH HERE                                                      DETACH HERE



                             PARLEX CORPORATION

Dear Stockholders:

Please take note of the important information enclosed with this Proxy Ballot. The issue related to the management and operation of the Company requires your immediate attention and approval. This is discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders on December 1, 1998.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


Parlex Corporation



                             PARLEX CORPORATION

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of Common Stock hereby constitutes and appoints Herbert W. Pollack, Peter J. Murphy and Jill Pollack Kutchin, and each of them, proxies with full power of substitution to each, to represent and vote all shares of Common Stock of Parlex Corporation (the "Company") standing in the name of the undersigned at the Annual Meeting of Stockholders to be held on the eighth floor of the Fleet Bank Building, One Federal Street, Boston, Massachusetts, on Tuesday, December 1, 1998, at 9:30 a.m., or any adjournment(s) thereof, hereby granting full power and authority to act on behalf of the undersigned at said meeting or any adjournment(s) thereof.

THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED AS SPECIFIED ABOVE. IF NO DIRECTION IS GIVEN AND THE PROXY IS VALIDLY EXECUTED, THE SHARES SHALL BE VOTED "FOR" THE NOMINEES PROPOSED FOR ELECTION AS DIRECTORS AND FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1989 EMPLOYEES' STOCK OPTION PLAN.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES PROPOSED FOR ELECTION AS DIRECTORS AND "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1989 EMPLOYEES' STOCK OPTION PLAN AS INDICATED IN THE PROXY STATEMENT.

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                PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND
                    RETURN PROMPTLY IN ENCLOSED ENVELOPE.
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Please sign this proxy exactly as your name(s) appear(s) on this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
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